Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

INCOME STATEMENT DATA	S-4

SELECTED DATA AND RATIOS	S-5

LOAN COMPOSITION	S-6

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-6

CREDIT QUALITY DATA AND RATIOS	S-7

SEGMENT DATA	S-8

FOOTNOTES	S-11

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Assets:
Cash and cash equivalents	$756,971	$1,011,247	$747,007	$984,857	$485,587
Investment securities, net of allowance for credit losses	542,045	543,449	573,027	532,443	580,270
Loans held for sale	52,077	40,546	56,833	79,307	51,643
Loans	4,496,562	4,343,806	4,554,221	4,666,593	4,813,103
Allowance for credit losses	(64,577)	(63,024)	(60,291)	(75,336)	(61,067)
Loans, net	4,431,985	4,280,782	4,493,930	4,591,257	4,752,036
Federal Home Loan Bank stock, at cost	10,311	10,311	11,670	13,153	17,397
Premises and equipment, net	36,073	37,499	38,682	38,324	39,512
Right-of-use assets	38,825	39,257	40,698	41,911	43,345
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned (“BOLI”)	1,792	1,845	1,898	2,015	2,499
Bank owned life insurance	99,161	99,634	99,008	68,408	68,018
Other assets and accrued interest receivable (“OREO”)	108,092	106,764	104,257	108,565	111,718
Total assets	$6,093,632	$6,187,634	$6,183,310	$6,476,540	$6,168,325

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,990,781	$2,086,548	$2,062,433	$2,276,348	$1,890,416
Interest-bearing	2,849,637	2,861,399	2,955,145	2,995,144	2,842,765
Total deposits	4,840,418	4,947,947	5,017,578	5,271,492	4,733,181

Securities sold under agreements to
repurchase and other short-term borrowings (“SSUAR”)	290,967	260,583	142,895	175,580	211,026
Operating lease liabilities	39,672	40,151	41,621	42,854	44,340
Federal Home Loan Bank advances	25,000	25,000	25,000	25,000	235,000
Subordinated note	—	—	41,240	41,240	41,240
Other liabilities and accrued interest payable	63,343	75,296	69,886	82,665	80,215
Total liabilities	5,259,400	5,348,977	5,338,220	5,638,831	5,345,002

Stockholders' equity	834,232	838,657	845,090	837,709	823,323
Total liabilities and stockholders' equity	$6,093,632	$6,187,634	$6,183,310	$6,476,540	$6,168,325

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Years Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$848,215	$924,859	$938,728	$510,433	$311,584	$806,811	$283,151
Investment securities, including FHLB stock	540,227	555,934	562,509	563,985	610,287	555,599	584,300
Loans, including loans held for sale	4,385,547	4,404,270	4,546,683	4,745,656	4,916,968	4,519,277	4,796,841
Total interest-earning assets	5,773,989	5,885,063	6,047,920	5,820,074	5,838,839	5,881,687	5,664,292

Allowance for credit losses	(63,711)	(61,562)	(74,258)	(66,561)	(60,342)	(66,481)	(60,008)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	137,556	140,037	144,327	249,842	96,567	167,556	125,904
Premises and equipment, net	37,055	38,377	39,119	39,185	40,474	38,428	42,991
Bank owned life insurance	99,978	99,386	97,257	68,257	67,867	91,329	67,264
Other assets	192,755	187,286	186,197	191,497	187,361	189,386	171,422

Total assets	$6,177,622	$6,288,587	$6,440,562	$6,302,294	$6,170,766	$6,301,905	$6,011,865

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,857,403	$2,908,135	$3,020,168	$2,909,017	$2,977,579	$2,923,497	$2,913,486
SSUARs	318,785	242,867	169,888	192,669	220,406	231,430	204,797
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	—	—	—	43,932
Federal Home Loan Bank advances	25,000	25,000	25,000	43,167	88,533	29,479	211,776
Subordinated note	—	40,791	41,240	41,240	41,240	30,732	41,240
Total interest-bearing liabilities	3,201,188	3,216,793	3,256,296	3,186,093	3,327,758	3,215,138	3,415,231

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	2,028,910	2,118,200	2,226,070	2,146,036	1,892,259	2,129,452	1,672,442
Other liabilities	102,694	104,659	108,891	133,953	127,640	112,444	121,466
Stockholders' equity	844,830	848,935	849,305	836,212	823,109	844,871	802,726

Total liabilities and stock-holders’ equity	$6,177,622	$6,288,587	$6,440,562	$6,302,294	$6,170,766	$6,301,905	$6,011,865

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Years Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020

Total interest income (1)	$51,379	$53,772	$51,552	$69,557	$57,970	$226,260	$252,258
Total interest expense	1,038	1,340	1,511	1,777	2,850	5,666	19,943
Net interest income	50,341	52,432	50,041	67,780	55,120	220,594	232,315

Provision for expected credit loss expense	2,577	1,292	(4,323)	15,262	484	14,808	31,278

Noninterest income:
Service charges on deposit accounts	3,332	3,277	3,071	2,873	3,011	12,553	11,615
Net refund transfer fees	326	1,280	5,921	12,721	409	20,248	20,297
Mortgage banking income (2)	3,339	5,280	4,182	7,193	7,879	19,994	31,847
Interchange fee income	3,291	3,263	3,481	3,027	2,917	13,062	11,188
Program fees (2)	4,217	4,530	3,549	2,225	1,846	14,521	7,095
Increase in cash surrender value of BOLI	626	626	600	390	401	2,242	1,585
Net losses on OREO	(53)	(52)	(44)	(11)	(30)	(160)	(40)
Other	1,552	1,135	1,093	619	703	4,399	3,466
Total noninterest income	16,630	19,339	21,853	29,037	17,136	86,859	87,053

Noninterest expense:
Salaries and employee benefits	26,350	26,991	27,410	29,337	26,553	110,088	106,166
Technology, equipment, and communication	7,161	7,312	7,384	7,043	7,701	28,900	29,128
Occupancy	3,188	3,195	3,251	3,559	3,546	13,193	13,438
Marketing and development	1,080	1,279	1,193	773	1,261	4,325	4,031
FDIC insurance expense	402	325	418	446	366	1,591	1,010
Bank franchise tax expense	209	338	454	328	975	1,329	5,369
Interchange related expense	1,253	1,275	1,288	1,144	998	4,960	4,303
OREO and other repossession expense	2	—	2	(34)	1	(30)	46
Legal and professional fees	1,360	884	1,466	1,214	734	4,924	4,244
FHLB advance prepayment penalties	—	—	—	—	2,108	—	2,108
Other	3,580	2,653	2,790	4,001	3,897	13,024	15,614
Total noninterest expense	44,585	44,252	45,656	47,811	48,140	182,304	185,457

Income before income tax expense	19,809	26,227	30,561	33,744	23,632	110,341	102,633
Income tax expense	3,004	6,218	6,639	7,691	3,276	23,552	19,387

Net income	$16,805	$20,009	$23,922	$26,053	$20,356	$86,789	$83,246

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
Per Share Data:

Basic weighted average shares outstanding	20,270	20,508	20,894	20,997	21,037	20,675	21,039
Diluted weighted average shares outstanding	20,379	20,591	20,949	21,062	21,072	20,757	21,069

Period-end shares outstanding:
Class A Common Stock	17,816	18,040	18,421	18,628	18,697	17,816	18,697
Class B Common Stock	2,165	2,165	2,166	2,198	2,199	2,165	2,199

Book value per share (3)	$41.75	$41.51	$41.05	$40.22	$39.40	$41.75	$39.40
Tangible book value per share (3)	40.48	40.26	39.85	39.07	38.27	40.48	38.27

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.84	$0.99	$1.16	$1.26	$0.98	$4.25	$4.00
Basic EPS - Class B Common Stock	0.77	0.90	1.05	1.14	0.89	3.87	3.64
Diluted EPS - Class A Common Stock	0.84	0.99	1.16	1.25	0.98	4.24	3.99
Diluted EPS - Class B Common Stock	0.76	0.90	1.05	1.14	0.89	3.85	3.63

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.308	$0.308	$0.308	$0.286	$1.232	$1.144
Class B Common Stock	0.280	0.280	0.280	0.280	0.260	1.120	1.040

Performance Ratios:

Return on average assets	1.09%	1.27%	1.49%	1.65%	1.32%	1.38%	1.38%
Return on average equity	7.96	9.43	11.27	12.46	9.89	10.27	10.37
Efficiency ratio (4)	67	62	64	49	67	59	58
Yield on average interest-earning assets (1)	3.56	3.65	3.41	4.78	3.97	3.85	4.45
Cost of average interest-bearing liabilities	0.13	0.17	0.19	0.22	0.34	0.17	0.58
Cost of average deposits (5)	0.08	0.09	0.10	0.12	0.19	0.10	0.33
Net interest spread (1)	3.43	3.48	3.22	4.56	3.63	3.68	3.87
Net interest margin - Total Company (1)	3.49	3.56	3.31	4.66	3.78	3.75	4.10
Net interest margin - Core Bank	3.08	3.25	3.03	3.46	3.48	3.20	3.39

Other Information:

End of period FTEs (6) - Total Company	1,045	1,052	1,072	1,086	1,094	1,045	1,094
End of period FTEs - Core Bank	958	966	981	990	997	958	997
Number of full-service banking centers	42	42	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$820,731	$827,898	$852,947	$851,869	$879,800
Nonowner occupied	306,323	294,818	289,290	271,829	264,780
Commercial real estate	1,456,009	1,393,241	1,389,003	1,344,394	1,349,085
Construction & land development	129,337	105,968	95,180	102,113	98,674
Commercial & industrial	340,363	333,795	330,302	312,537	325,596
Paycheck Protection Program	56,014	126,271	250,933	383,311	392,319
Lease financing receivables	8,637	9,427	9,249	9,930	10,130
Aircraft	142,894	130,398	121,112	106,081	101,375
Home equity	210,578	215,282	217,621	226,280	240,640
Consumer:
Credit cards	14,510	14,781	14,754	14,200	14,196
Overdrafts	683	753	717	474	587
Automobile loans	14,448	17,533	21,190	25,624	30,300
Other consumer	1,432	6,223	6,796	7,325	8,167
Total Traditional Banking	3,501,959	3,476,388	3,599,094	3,655,967	3,715,649
Warehouse lines of credit	850,550	750,682	840,155	865,844	962,796
Total Core Banking	4,352,509	4,227,070	4,439,249	4,521,811	4,678,445

Republic Processing Group:
Tax Refund Solutions:
Easy Advances	—	—	—	30,703	—
Other TRS loans	50,987	25	23	5,770	23,765
Republic Credit Solutions	93,066	116,711	114,949	108,309	110,893
Total Republic Processing Group	144,053	116,736	114,972	144,782	134,658

Total loans - Total Company	$4,496,562	$4,343,806	$4,554,221	$4,666,593	$4,813,103

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$49,407	$49,487	$49,362	$49,387	$49,699
Warehouse Lending	2,126	1,877	2,100	2,165	2,407
Total Core Banking	51,533	51,364	51,462	51,552	52,106

Tax Refund Solutions	96	—	—	16,029	158
Republic Credit Solutions	12,948	11,660	8,829	7,755	8,803
Total Republic Processing Group	13,044	11,660	8,829	23,784	8,961

Total Allowance - Total Company	$64,577	$63,024	$60,291	$75,336	$61,067

Allowance to Total Loans

Traditional Banking	1.41%	1.42%	1.37%	1.35%	1.34%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.18	1.22	1.16	1.14	1.11

Tax Refund Solutions	0.19	—	—	43.95	0.66
Republic Credit Solutions	13.91	9.99	7.68	7.16	7.94
Total Republic Processing Group	9.06	9.99	7.68	16.43	6.65

Total Company	1.44	1.45	1.32	1.61	1.27

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020
Credit Quality Asset Balances and Net Charge-off (“NCO”) Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$20,504	$20,252	$21,621	$22,004	$23,548	$20,504	$23,548
Loans past due 90-days-or-more and still on accrual	48	691	723	517	47	48	47
Total nonperforming loans	20,552	20,943	22,344	22,521	23,595	20,552	23,595
OREO	1,792	1,845	1,898	2,015	2,499	1,792	2,499
Total nonperforming assets	$22,344	$22,788	$24,242	$24,536	$26,094	$22,344	$26,094

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$20,504	$20,252	$21,621	$22,004	$23,548	$20,504	$23,548
Loans past due 90-days-or-more and still on accrual	1	—	—	—	5	1	5
Total nonperforming loans	20,505	20,252	21,621	22,004	23,553	20,505	23,553
OREO	1,792	1,845	1,898	2,015	2,499	1,792	2,499
Total nonperforming assets	$22,297	$22,097	$23,519	$24,019	$26,052	$22,297	$26,052

Delinquent Loans:
Delinquent loans - Core Bank	$7,430	$7,692	$9,909	$8,560	$9,713	$7,430	$9,713
RPG	6,035	9,701	8,809	6,426	10,234	6,035	10,234
Total delinquent loans - Total Company	$13,465	$17,393	$18,718	$14,986	$19,947	$13,465	$19,947

Net Charge-offs (Recoveries) by Segment:
Traditional Bank	$175	$(167)	$(5)	$382	$858	$385	$1,370
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	175	(167)	(5)	382	858	385	1,370
Tax Refund Solutions	(1,263)	(2,261)	10,256	13	(2,067)	6,745	13,265
Republic Credit Solutions	2,119	989	518	673	686	4,299	5,534
RPG	856	(1,272)	10,774	686	(1,381)	11,044	18,799
Total NCOs (recoveries) - Total Company	$1,031	$(1,439)	$10,769	$1,068	$(523)	$11,429	$20,169

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.46%	0.48%	0.49%	0.48%	0.49%	0.46%	0.49%
Nonperforming assets to total loans (including OREO)	0.50	0.52	0.53	0.53	0.54	0.50	0.54
Nonperforming assets to total assets	0.37	0.37	0.39	0.38	0.42	0.37	0.42
Allowance for credit losses to total loans	1.44	1.45	1.32	1.61	1.27	1.44	1.27
Allowance for credit losses to nonperforming loans	314	301	270	335	259	314	259
Delinquent loans to total loans (7)	0.30	0.40	0.41	0.32	0.41	0.30	0.41
NCOs (recoveries) to average loans (annualized)	0.09	(0.13)	0.95	0.09	(0.04)	0.25	0.42

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.47%	0.48%	0.49%	0.49%	0.50%	0.47%	0.50%
Nonperforming assets to total loans (including OREO)	0.51	0.52	0.53	0.53	0.56	0.51	0.56
Nonperforming assets to total assets	0.40	0.39	0.42	0.42	0.45	0.40	0.45
Allowance for credit losses to total loans	1.18	1.22	1.16	1.14	1.11	1.18	1.11
Allowance for credit losses to nonperforming loans	251	254	238	234	221	251	221
Delinquent loans to total loans	0.17	0.18	0.22	0.19	0.21	0.17	0.21
NCOs (recoveries) to average loans (annualized)	0.02	(0.02)	—	0.03	0.07	0.01	0.03

TRS Easy Advances ("EAs")

EAs originated	$—	$—	$—	$250,045	$—	$250,045	$387,762
Net (credit) charge to the Provision for EAs	(1,261)	(2,242)	(5,793)	16,019	(2,206)	6,723	13,033
Net Provision to YTD EAs originated	(0.50)%	(0.90)%	(2.32)%	6.41%	(0.57)%	2.69%	3.36%
EAs NCOs (recoveries)	$(1,261)	$(2,242)	$10,226	$—	$(2,206)	$6,723	$13,033
EA NCOs (recoveries) to YTD EAs originated	(0.50)%	(0.90)%	4.09%	—%	(0.57)%	2.69%	3.36%

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2021, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2020 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)

Segment information for the quarters and years ended December 31, 2021 and 2020 follows:

	Three Months Ended December 31, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$37,572	$5,831	$279	$43,682	$244	$6,415	$6,659	$50,341

Provision for expected credit loss expense	88	249	—	337	(1,167)	3,407	2,240	2,577

Net refund transfer fees	—	—	—	—	326	—	326	326
Mortgage banking income	—	—	3,339	3,339	—	—	—	3,339
Program fees	—	—	—	—	797	3,420	4,217	4,217
Other noninterest income	8,630	14	51	8,695	53	—	53	8,748
Total noninterest income	8,630	14	3,390	12,034	1,176	3,420	4,596	16,630

Total noninterest expense	35,184	1,060	2,972	39,216	4,379	990	5,369	44,585

Income (loss) before income tax expense	10,930	4,536	697	16,163	(1,792)	5,438	3,646	19,809
Income tax expense (benefit)	963	1,043	153	2,159	(503)	1,348	845	3,004

Net income (loss)	$9,967	$3,493	$544	$14,004	$(1,289)	$4,090	$2,801	$16,805

Period-end assets	$4,717,836	$850,703	$43,929	$5,612,468	$371,647	$109,517	$481,164	$6,093,632

Net interest margin	3.08%	3.08%	NM	3.08%	NM	NM	NM	3.49%

Net-revenue concentration*	69%	9%	5%	83%	2%	15%	17%	100%

	Three Months Ended December 31, 2020
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$40,972	$8,242	$430	$49,644	$488	$4,988	$5,476	$55,120

Provision for expected credit loss expense	1,731	(165)	—	1,566	(2,050)	968	(1,082)	484

Net refund transfer fees	—	—	—	—	409	—	409	409
Mortgage banking income	—	—	7,879	7,879	—	—	—	7,879
Program fees	—	—	—	—	620	1,226	1,846	1,846
Other noninterest income	6,905	17	50	6,972	30	—	30	7,002
Total noninterest income	6,905	17	7,929	14,851	1,059	1,226	2,285	17,136

Total noninterest expense	39,311	898	3,243	43,452	3,925	763	4,688	48,140

Income (loss) before income tax expense	6,835	7,526	5,116	19,477	(328)	4,483	4,155	23,632
Income tax expense (benefit)	(352)	1,694	1,074	2,416	(164)	1,024	860	3,276

Net income	$7,187	$5,832	$4,042	$17,061	$(164)	$3,459	$3,295	$20,356

Period-end assets	$4,750,460	$962,692	$62,400	$5,775,552	$285,612	$107,161	$392,773	$6,168,325

Net interest margin	3.46%	3.51%	NM	3.48%	NM	NM	NM	3.78%

Net-revenue concentration*	66%	11%	12%	89%	2%	9%	11%	100%

_____________________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

	Year Ended December 31, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$157,249	$25,218	$1,081	$183,548	$15,837	$21,209	$37,046	$220,594

Provision for expected credit loss expense	(38)	(281)	—	(319)	6,683	8,444	15,127	14,808

Net refund transfer fees	—	—	—	—	20,248	—	20,248	20,248
Mortgage banking income	—	—	19,994	19,994	—	—	—	19,994
Program fees	—	—	—	—	3,171	11,350	14,521	14,521
Other noninterest income	31,492	57	191	31,740	356	—	356	32,096
Total noninterest income	31,492	57	20,185	51,734	23,775	11,350	35,125	86,859

Total noninterest expense	145,376	4,210	12,356	161,942	16,344	4,018	20,362	182,304

Income before income tax expense	43,403	21,346	8,910	73,659	16,585	20,097	36,682	110,341
Income tax expense	7,681	4,962	1,960	14,603	3,964	4,985	8,949	23,552

Net income	$35,722	$16,384	$6,950	$59,056	$12,621	$15,112	$27,733	$86,789

Period-end assets	$4,717,836	$850,703	$43,929	$5,612,468	$371,647	$109,517	$481,164	$6,093,632

Net interest margin	3.18%	3.37%	NM	3.20%	NM	NM	NM	3.75%

Net-revenue concentration*	61%	8%	7%	76%	13%	11%	24%	100%

	Year Ended December 31, 2020
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$159,381	$25,957	$1,362	$186,700	$22,972	$22,643	$45,615	$232,315

Provision for expected credit loss expense	16,257	613	—	16,870	13,189	1,219	14,408	31,278

Net refund transfer fees	—	—	—	—	20,297	—	20,297	20,297
Mortgage banking income	—	—	31,847	31,847	—	—	—	31,847
Program fees	—	—	—	—	2,193	4,902	7,095	7,095
Other noninterest income	27,404	24	103	27,531	283	—	283	27,814
Total noninterest income	27,404	24	31,950	59,378	22,773	4,902	27,675	87,053

Total noninterest expense	149,061	4,387	10,760	164,208	17,514	3,735	21,249	185,457

Income before income tax expense	21,467	20,981	22,552	65,000	15,042	22,591	37,633	102,633
Income tax expense	1,395	4,721	4,736	10,852	3,323	5,212	8,535	19,387

Net income	$20,072	$16,260	$17,816	$54,148	$11,719	$17,379	$29,098	$83,246

Period-end assets	$4,750,460	$962,692	$62,400	$5,775,552	$285,612	$107,161	$392,773	$6,168,325

Net interest margin	3.42%	3.19%	NM	3.39%	NM	NM	NM	4.10%

Net-revenue concentration*	59%	8%	10%	77%	14%	9%	23%	100%

_____________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2021 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Years Ended
(dollars in thousands)	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020

Traditional Bank excluding PPP fees	$1,126	$1,152	$963	$895	$1,046	$4,136	$3,301
Traditional Bank - PPP fees	2,850	5,182	3,676	5,757	4,822	17,465	8,569
Warehouse Lending	662	779	789	871	1,064	3,101	3,427
Total Core Bank	4,638	7,113	5,428	7,523	6,932	24,702	15,297
TRS - Easy Advances	43	76	294	12,789	68	13,202	19,671
TRS - Other Loan Fees	—	—	4	1,652	—	1,656	1,375
RCS	5,694	4,167	3,568	3,770	3,830	17,199	18,522
Total RPG	5,737	4,243	3,866	18,211	3,898	32,057	39,568

Total loan fees - Total Company	$10,375	$11,356	$9,294	$25,734	$10,830	$56,759	$54,865

(2)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income.  Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Years Ended
(dollars in thousands)	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020

Mortgage Loans Held for Sale

Balance, beginning of period	$25,791	$32,401	$63,636	$46,867	$44,860	$46,867	$19,224
Originations	155,468	170,482	141,177	213,587	235,383	680,714	782,939
Proceeds from sales	(155,186)	(182,422)	(176,424)	(203,815)	(241,525)	(717,847)	(788,475)
Net gain on sale	3,320	5,330	4,012	6,997	8,149	19,659	33,179
Balance, end of period	$29,393	$25,791	$32,401	$63,636	$46,867	$29,393	$46,867

RCS Consumer Loans Held for Sale

Balance, beginning of period	$14,755	$24,432	$15,671	$4,776	$11,892	$4,776	$12,244
Originations	321,118	257,018	186,771	117,274	127,184	882,180	518,873
Proceeds from sales	(316,597)	(270,463)	(180,826)	(107,683)	(135,529)	(875,570)	(531,321)
Net gain on sale	3,408	3,768	2,816	1,304	1,229	11,298	4,980
Balance, end of period	$22,684	$14,755	$24,432	$15,671	$4,776	$22,684	$4,776

(3)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020

Total stockholders' equity - GAAP (a)	$834,232	$838,657	$845,090	$837,709	$823,323
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,196	8,867	8,335	7,711	7,095
Less: Core deposit intangible	—	—	—	53	189
Tangible stockholders' equity - Non-GAAP (c)	$808,736	$813,490	$820,455	$813,645	$799,739

Total assets - GAAP (b)	$6,093,632	$6,187,634	$6,183,310	$6,476,540	$6,168,325
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,196	8,867	8,335	7,711	7,095
Less: Core deposit intangible	—	—	—	53	189
Tangible assets - Non-GAAP (d)	$6,068,136	$6,162,467	$6,158,675	$6,452,476	$6,144,741

Total stockholders' equity to total assets - GAAP (a/b)	13.69%	13.55%	13.67%	12.93%	13.35%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.33%	13.20%	13.32%	12.61%	13.02%

Number of shares outstanding (e)	19,981	20,205	20,587	20,826	20,896

Book value per share - GAAP (a/e)	$41.75	$41.51	$41.05	$40.22	$39.40
Tangible book value per share - Non-GAAP (c/e)	40.48	40.26	39.85	39.07	38.27

(4)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Years Ended
(dollars in thousands)	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2020

Net interest income - GAAP	$50,341	$52,432	$50,041	$67,780	$55,120	$220,594	$232,315
Noninterest income - GAAP	16,630	19,339	21,853	29,037	17,136	86,859	87,053
Less: Net gain (loss) on securities	(23)	(10)	(1)	(35)	(12)	(69)	49
Total adjusted income - Non-GAAP (a)	$66,994	$71,781	$71,895	$96,852	$72,268	$307,522	$319,319

Noninterest expense - GAAP (b)	$44,585	$44,252	$45,656	$47,811	$48,140	$182,304	$185,457

Efficiency Ratio - Non-GAAP (b/a)	67%	62%	64%	49%	67%	59%	58%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	FTEs – Full-time-equivalent employees.

(7)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628